UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 2, 2025

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 2, 2025, Treasure Global Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Staff has determined to delist the Company’s securities from The Nasdaq Capital Market (the “Staff Determination”). The Staff Determination was issued because (i) the Company failed to comply with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2), and (ii) pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv), the Company is not eligible to receive a compliance period due to having effected a reverse stock split over the prior one-year period and multiple reverse stock splits over the prior two-year period with a cumulative ratio in excess of 250-for-1.

As noted in the Staff Determination, the Company effected a 1-for-70 reverse stock split on February 27, 2024, and a 1-for-50 reverse stock split on April 7, 2025, resulting in a cumulative 1-for-3,500 reverse split ratio. The Staff also noted that the closing bid price of the Company’s common stock was below $1.00 per share for 30 consecutive business days from October 15 through November 28, 2025.

The Company has elected to request a hearing before a Nasdaq Hearings Panel (the “Panel”) to appeal the Staff Determination. The hearing request automatically stays the suspension of trading in the Company’s securities and the filing of the Form 25-NSE with the Securities and Exchange Commission pending the Panel’s decision. In connection with the hearing, the Company intends to present a plan to regain compliance with the applicable listing standards. During the appeal process with the Panel, the Company’s common stock will continue to be listed and trade on Nasdaq.

The Staff Determination does not affect the Company’s business operations or its reporting obligations under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2025	TREASURE GLOBAL INC

	By:	/s/ Carlson Thow
	Name:	Carlson Thow
	Title:	Chief Executive Officer

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